UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Exchange Act of 1934 (Amendment No.  )
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PIKE ELECTRIC CORPORATION

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PIKE ELECTRIC CORPORATION ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Stockholder Meeting to be held on 12/03/08 Proxy Materials Available · 2008 Annual Report on Form 10-K · 2008 Notice and Proxy Statement · Letter to Stockholders · Proxy (to vote the shares) PROXY MATERIALS — VIEW OR RECEIVE You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed below on or before 11/19/08. HOW TO VIEW MATERIALS VIA THE INTERNET Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com HOW TO REQUEST A COPY OF MATERIALS 1) BY INTERNET — www.proxyvote.com 2) BY TELEPHONE — 1-800-579-1639 3) BY E-MAIL* — sendmaterial@proxyvote.com *If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line. See the Reverse Side for Meeting Information and Instructions on How to Vote PIKE ELECTRIC CORPORATION 100 PIKE WAY MT. AIRY, NC 27030

Meeting Information Meeting Type: Annual Meeting Date: 12/03/08 Meeting Time: 9:30 A.M. EST For holders as of: 10/07/08 Meeting Location: Bermuda Run Country Club 324 Bermuda Run Drive Bermuda Run, NC 27006 Meeting Directions: For Meeting Directions Please Visit: http://www.bermudaruncc.com/location.html How To Vote Vote In Person Many Stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2. 1. ELECTION OF DIRECTORS 01) J. Eric Pike 05) Robert D. Lindsay 02) Charles E. Bayless 06) Daniel J. Sullivan 03) Adam P. Godfrey 07) Louis F. Terhar 04) James R. Helvey III 2. Proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2009. 3. In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.